Commitments and Contingencies	9 Months Ended
Sep. 30, 2011
Commitments and Contingencies
Commitments and Contingencies

15. Commitments and Contingencies

(a)    Operating lease commitments

        The Group has operating lease agreements principally for its office properties in the PRC. Such leases have remaining terms ranging from six to 60 months and are renewable upon negotiation. Rental expenses were $10,821,993 and $15,465,780 for the nine months ended September 30, 2010 and 2011, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at September 30, 2011 were as follows:

$
The remainder of 2011	2,299,270
2012	15,748,732
2013	10,596,850
2014	5,516,353
2015	1,314,435

Total	35,475,640

(b)    Contingencies

        The Group is subject to claims and legal proceedings that arise in the ordinary course of its business. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be decided unfavorably to the Group. The Group does not believe that any of these matters will have a material adverse effect on its business, assets or operations.

        The Group has a claw back obligation to the Fund for which the Group acts as the general partner. Carried interest is subject to claw back to the extent that the limited partners have not received a certain level of aggregate distributions or the carried interest exceeds a certain level based on cumulative results. The Group did not recognize any carried interest income for the periods ended September 30, 2010 and 2011; nor did the Group have any claw back obligations for those periods.